SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. ______)

         Filed by the registrant [X]
         Filed by a party other than the registrant [ ]

         Check the appropriate box:
         [ ] Preliminary proxy statement.
         [ ] Confidential, for use of the Commission only (as permitted by Rule
             14a-6(e)(2)).

         [X] Definitive proxy statement.
         [ ] Definitive additional materials.

         [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


CALL NOW, INC.
----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the (Registrant)

    Payment of filing fee (check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

October 4, 2000

     PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Call Now, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on Friday, November 10, 2000, and at any adjournment thereof.

The Board requests that all shareholders complete the enclosed proxy card, and sign, date and return it as promptly as possible since the holders of record of a majority of the outstanding shares must be present in person or represented by proxy at the Annual Meeting in order to hold the Meeting.

Any shareholder returning a proxy may revoke it by casting a ballot at the Meeting. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors' recommendations.

The Company's By-Laws require an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote for approval of each of the items listed on the proxy card and described herein, with the exception of election of directors, which provides for the election of the three nominees receiving the most votes.

At September 30, 2000, the record date, there were 8,495,444 shares of Common Stock outstanding and entitled to one vote each at the Annual Meeting.

This Proxy Statement is first being mailed on or about October 6, 2000.


ELECTION OF DIRECTORS

The persons named in the enclosed proxy card will vote to elect the three (3) proposed nominees named below unless contrary instructions are given in the proxy card. Each director is to hold office until the next annual meeting and until his successor is elected and qualified.

The names and certain information concerning the persons nominated by the Board of Directors to become directors at the meeting are set forth below.
The Company's Board of Directors recommends that you vote FOR the election of each of the nominees named below, all of whom are currently directors. It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy card. Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The three persons receiving the most votes at the annual meeting will be elected. The following information regarding the nominees is relevant to your consideration of the slate proposed by the Board of Directors:


     Name                     Age               Position

William M. Allen              73               Chairman and Director

Robert C. Buffkin             69               President and Director

Bryan P. Brown                39               Director

William M. Allen was President from June 1992 to 1997 and a director from June 1992 and Chairman from February 1997. He has been managing partner of Black Chip Stables from 1982 to date and President of Doric, Inc. from 1985 until its merger with the Company in 1994. He has served as President of Kamm Corporation from 1985 to date and President of Kamm Life from 1985 to date.
He was Chairman and CEO of Academy Insurance Group from 1975 to 1984.

Bryan P. Brown has served as director since 1997. He was President from 1997 to December 1998. He was previously President of Riverwood, a master planned golf course community in Port Charlotte, Florida. He served as Treasurer of the Mariner Group, Inc. and Assistant Vice President of First Union National Bank and First Republic Bank. He also serves as CEO of the Company=s 80% owned subsidiary, Retama Entertainment Group, Inc.

Bryan P. Brown is William M. Allen's son-in-law.

Robert C. Buffkin has been a business consultant specializing in associations and insurance since 1974. He was elected as a director in 1996 and President in December 1998.

Board Committees

 Due to the small number of directors, the Board of Directors has no committees.

Attendance at Meetings

During the fiscal year ended December 31, 1999, the Board of Directors held a total of two (2) meetings and took five actions by written consent. No member of the Board of Directors attended fewer than 75% of the meetings of the Board.

Executive Compensation

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation paid to the Company's chief executive officer for the last three completed fiscal years and each of the other executive officers of the Company who received compensation of $100,000 or more during any such year.


Name and                                                         Other Annual
Principal Position               Year      Salary     Bonus      Compensation

                                 1999   $  60,000      -0-           -0-
William M. Allen                 1998   $ 240,000      -0-           -0-
Chairman, Chief                  1997   $ 240,000      -0-           -0-
Executive Officer
                                 1999   $ 150,000      -0-           -0-
Bryan P. Brown,                  1998   $ 150,000      -0-           -0-
President of Retama
 Entertainment                   1997   $ 150,000      -0-           -0-

There are no long term compensation or other compensation plans.

Director Compensation

Non-officer directors are entitled to a fee of $2,000 for attendance at meetings of the Board of Directors, plus reimbursement for reasonable travel expenses.

Information Concerning Stock Options

The following table provides information about the stock options granted to the named executive officers during the fiscal year ended December 31, 1999. We granted a total of 1,420,000 options during the year.

     Options Granted in 1999 Fiscal Year

         Number of Shares     % of Total Options
         Underlying Options   Granted to Employees  Exercise  Expiration
Name     Granted              in Fiscal Year        Price     Date

William
 M. Allen    500,000              35.2%              $1.04    December 21, 2004
             200,000              14.1%              $1.295   March 31, 2004
Bryan
 P. Brown    300,000              21.1%              $1.04    December 21, 2004
             100,000               7.0%              $1.295   March 31, 2004

The following table sets forth the number of stock options held by the executive officers named in the Summary Compensation Table as of December 31, 1999 and the value of unexercised "in-the-money" options held which represents the positive difference between the exercise price and the market price at fiscal year end. No such executive exercised any options during the 1999 fiscal year.

                    1999 Fiscal Year End Option Values

                             Number of Unexercised        Value of Unexercised
                             Unexercised Options at       in-the-money Option
   Name                      Fiscal Year End              Fiscal Year End

William M. Allen              1,000,000                    -0-

Bryan P. Brown                  600,000                    -0-


Certain Relationships and Related Transactions

Consulting fees aggregating approximately $46,000 and $384,000 were paid to certain shareholders of the Company in 1998 and 1997, respectively.

In December 1996 the Company loaned Bryan P. Brown $92,838 with interest at 8%. The loan was due January 7, 2000 and was extended to January 2001.

We leased office space from our Chairman, William M. Allen, for $17,500 in 1998 and $30,000 in 1997. Such arrangement terminated in July 1998.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 25, 2000, the beneficial ownership of the Company's Common Stock by (i) the only persons who own of record or are known to own, beneficially, more than 5% of the Company's Common Stock; (ii) each director and executive officer of the Company; and (iii) all directors and officers as a group.

                                                        Percent of
                             Number                     Outstanding
Name                         of Shares                  Common Stock

William M. Allen             4,621,000 (1)(2)               48.7%

Robert C. Buffkin              328,000 (2)                   3.3%

Bryan P. Brown                 645,000 (2)                   7.1%

James D. Grainger, CPA          40,000                        *

Susan Lurvey                    18,000                        *

Officers and Directors
as a group (5 Persons)       5,645,500 (2)                  54.3%

(1) Includes 1,068,000 shares owned by William M. Allen's wife as to which he disclaims any beneficial interest.

(2) Includes stock options held as follows: William M. Allen - 1,000,000 shares, Bryan P. Brown - 600,000 shares, Robert C. Buffkin - 310,000 shares.

*Less than 2%.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and are required to furnish copies to the Company. To the best of the Company's knowledge, all reports required to be filed were timely filed in fiscal year ended 1999.

PROPOSAL NO. 2 - APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has recommended that the shareholders appoint Clyde Bailey P.C. independent auditors to audit the Company's financial statements for the year ending December 31, 2001. Clyde Bailey, P.C. was appointed by the directors as independent auditors for the Company for the year ended December 31, 1999. The report of Clyde Bailey, P.C. on the Company's financial statements for the year ended December 31, 1999 has been submitted to the shareholders as part of the 1999 Annual Report. A representative of Clyde Bailey, P.C. is expected to be present at the Annual Meeting with the right to make a statement if he so desires and will be available to respond to appropriate questions.

BDO Seidman, LLP (ABDO Seidman@), declined, effective June 1, 1999, to be engaged to audit the Company=s financial statements for the fiscal year ended December 31, 1998. BDO Seidman=s report on the registrant=s financial statements for the two fiscal years ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company=s two most recent fiscal years ended December 31, 1997 and the subsequent periods preceding the resignation of BDO Seidman, there were no disagreements with BDO Seidman on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreements in connection with its reports.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2 -
APPOINTMENT OF CLYDE BAILEY, P.C. AS INDEPENDENT AUDITORS.

     SHAREHOLDER PROPOSALS

Shareholder proposals for the next Annual Meeting of Shareholders of the Company must be received by March 2, 2001 at the Company's offices, 10803 Gulfda le, Suite 222, San Antonio, Texas 78216, addressed to the Secretary, for inclusion in the Company's proxy statement and proxy form.


     TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Shareholders that will come before the meeting. Should any other matters arise requiting the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at the Annual Meeting.

A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WAS MAILED TO SHAREHOLDERS PRIOR TO THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. REQUESTS SHOULD BE MAILED TO THE SECRETARY.

CALL NOW, INC.
10803 Gulfdale, Suite 222
San Antonio, TX 78216-3634

     PROXY


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints William M. Allen and Robert C. Buffkin as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of Common Stock of Call Now, Inc. held on record by the undersigned on September 30, 2000 at the Annual Meeting of Shareholders to be held on November 10, 2000 in Las Vegas, Nevada, or any adjournment thereof.

1.     ELECTION OF DIRECTORS

For all nominees listed below:  /____/

Withhold authority to vote all nominees listed below:  /____/


INSTRUCTION:

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

William M. Allen
Robert C. Buffkin
Bryan P. Brown

2.     APPROVAL OF INDEPENDENT AUDITORS

For  /____/          Against /____/          Abstain /____/


3. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election of the above-named nominees as directors and FOR proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated: __________________, 2000
_________________________________
(signature)


_________________________________
(signature, if held jointly)



Please mark, sign, date and return the proxy card promptly using the enclosed envelope.